Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Identix Incorporated (the “Company”) on Form 10-Q for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Joseph J. Atick, President and Chief Executive Officer of the Company, and Elissa J. Lindsoe, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J Atick	Date: February 9, 2005

Joseph J. Atick, Chief Executive Officer

/s/ Elissa J. Lindsoe	Date: February 9, 2005
Elissa J. Lindsoe, Chief Financial Officer